                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                     -------------


                                   F O R M   8 - K


                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15 (d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 26, 1997
                                                ------------------------------


                                THE HELICON GROUP, L.P.
           ---------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

    Delaware                      33-72468                   22-3248703
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(State or Other Jurisdiction    (Commission)               (IRS Employer
    of Incorporation)           File Number)             Identification No.)

                                HELICON CAPITAL CORP.
           ---------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

    Delaware                      33-72468-01                22-3248702
------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission)               (IRS Employer
   of Incorporation)             File Number)             Identification No.)


630 Palisade Avenue, Englewood Cliffs, New Jersey                  07632
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (201) 568-7720
                                                  ----------------------------


                                   N/A
------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

    On June 26, 1997, The Helicon Group, L.P. (the "Registrant") acquired from Booth Communications Carolinas, Inc. ("BCC") the rights and liabilities under four local cable television franchise agreements (the "Acquisition"). Pursuant to the Acquisition, the Registrant received 13,485 cable television subscribers in consideration for approximately $20,000,000. The Acquisition was evidenced by both a bill of sale and an assignment and assumption agreement between the Registrant and BCC. The Acquisition occurred in connection with a certain asset purchase agreement, dated November 21, 1996, among HPI Acquisition Co., LLC ("HPI"), Booth Communications Carolinas Assets, Inc. ("BCCA"), BCC and Booth American Company pursuant to which BCC and BCCA agreed to sell certain specified assets to HPI. The Registrant is an affiliate of HPI.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits

         See Exhibit Index.

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                                      SIGNATURE
                                      ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their respective behalf by the undersigned, thereunto duly authorized.


Date:  July 10, 1997


                                     THE HELICON GROUP

                                     By:  Baum Investments, Inc.

                                        By: /s/ Theodore B. Baum
                                           -----------------------------------
                                           Theodore B. Baum
                                           President


                                     HELICON CAPITAL CORP.


                                        By: /s/ Theodore B. Baum
                                          ------------------------------------
                                          Theodore B. Baum
                                          President





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                                    EXHIBIT INDEX

Exhibit  Description                                           Page Number
-------  -----------                                           -----------

10.1    Bill of Sale between Booth Communications Carolinas          6
        ("BCC") and The Helicon Group, L.P. (the "Company"), dated June 26, 1997.

10.2    Assignment and Assumption Agreement between BCC and the      8
        Company, dated June 26, 1997.

99.1    Press release dated June 26, 1997.                          10



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